UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2018

Date of reporting period:	March 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Small Cap Value Fund

Annual report
2 | 28 | 18

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 18

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions; changing market perceptions; changes in government intervention in the financial markets; and factors related to a specific issuer, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Message from the Trustees

April 10, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance history as of 2/28/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Small Cap Value Fund

Dave has a B.S. from Brown University. He served in the investment industry from 1986 to 2005, and reentered the industry when he joined Putnam in 2017.

How was the investing environment during the reporting period?

It was a strong period of performance for the overall U.S. stock market, but small-cap value stocks lagged as investors showed a clear preference for large-company growth stocks. Through most of the period, financial markets had record low levels of volatility. Many stocks were boosted by continued earnings growth and optimism that the Trump administration would implement its agenda of tax reform, infrastructure spending, and business deregulation.

At the close of the 2017 calendar year, all three major U.S. stock indexes — the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index — delivered their best annual returns since 2013. The strong performance for stock markets continued into January 2018, but the final month of the fiscal year was more challenging. In early February, U.S. stocks became more volatile, and on February 8, after a number of turbulent sessions, the S&P 500 Index closed more than 10% below its January 2018 peak. For the month of February, global stock markets posted a loss — their first monthly declines in more than a year.

Small Cap Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

How did small-cap value stocks and the fund perform for the period?

Despite record returns for major stock market indexes, performance of small-cap value stocks — the focus of this fund — was considerably weaker for the 12-month period. These stocks, as measured by the fund’s benchmark, the Russell 2000 Value Index, returned only 2.96%, compared with a return of 17.10% for the S&P 500 Index, which measures performance of the broader stock market. For the 12-month period, the fund’s class A shares returned 2.85%, trailing the benchmark and the 4.52% average return for funds in its Lipper peer group.

What was your investment strategy in this environment?

When the reporting period began, the fund had overweight exposure to the financials and transportation sectors relative to the benchmark. The fund benefited from this positioning through the first calendar quarter of 2017, as business sentiment improved and small-cap value stocks continued to rally.

By April, we had become concerned about stock valuation levels, which we believed were based more on money flows elevating prices than from business fundamentals. We began restructuring the portfolio — selectively increasing the fund’s exposure to technology, capital goods, and consumer discretionary stocks while trimming holdings in financials and utilities. During this 12-month period, for example, there was a notable decrease in exposure to stocks in the financials sector, which dropped from 34.3% to 13.5% of total net assets. Other noteworthy shifts included increased exposure to materials and industrials.

In an effort to minimize risk in the portfolio in light of mixed economic signals, we increased the number of holdings in the portfolio, invested in a wider range of businesses, and reduced the weighting size of many of the fund’s holdings.

Separately, the investment approach resulted in a relatively higher level of portfolio turnover during the reporting period — that is, we changed out of certain stocks in the fund frequently as we actively sought opportunities in changing markets.

Could you discuss some stocks that helped performance results for the period?

The top contributor to fund performance was our investment in MasTec, an infrastructure construction company that provides a wide range of services to many industries. The company announced strong 2017 full-year financial results and has reported continued strong demand for its services going into 2018. The company won a number of new bids for projects to build out pipelines, electrical infrastructure, and next-generation wireless communications. MasTec was sold from the portfolio by period-end.

Another portfolio highlight was the stock of Kohl’s, a retailer with over 1,100 department stores in 49 states. The stock had struggled as investors became concerned about competition from online retailers — Amazon.com in particular. We believe that Kohl’s is one of the stronger traditional retail businesses, and concerns about this “Amazon effect” unfairly punished the stock, in our view. We chose to take advantage of what we believed was a very attractive valuation and added it to the portfolio. Our decision was beneficial, as Kohl’s was a top performer for the fund. The company reported better-than-expected fourth-quarter earnings and revenue, due in part to strong holiday season sales.

Everi Holdings, a stock that we had sold by the midpoint of the reporting period, was the number-three contributor to performance. Everi is the casino gaming industry’s single-source

Small Cap Value Fund 5

provider of gaming products and payment solutions. Everi management’s commitment to product innovation has helped the company expand its market share for both businesses. After the stock’s strong appreciation, we decided to sell the position to take profits.

Another contributor worth noting is our investment in Calgon Carbon, a company that builds purification systems for water, air, and food. One reason we chose Calgon for the portfolio was our belief that the company had promising growth potential in an area of their business that is not widely followed. We believe demand will grow for Calgon’s ballast water treatment systems for large container ships as industry regulations get stricter. The main driver of the stock’s recent advance, however, was the announcement in September 2017 that Calgon would be acquired by Kuraray, a Japanese manufacturing conglomerate. Neither stock was in the portfolio by the close of the period.

What holdings detracted most from performance results?

An investment in Brookdale Senior Living, an operator of assisted living facilities, was the top detractor from fund returns for the period. The company has struggled with disappointing earnings results. Overcapacity — too much senior housing is being built — has softened demand. Brookdale has reported that increasing competition and rising costs may continue to dampen financial results in 2018.

Fulgent Genetics was another detractor. We believed the company was well positioned in a large and growing market. However, following an announcement that the company had missed sales targets soon after going public, the stock declined sharply. Given our diminished conviction about the stock, we sold the position well before the end of the reporting period.

Another disappointment for the period was NCR, a company whose core business is ATMs. We believe the company’s weak earnings results were primarily due to slowing demand in the hardware segment of its business. We were focused on the company’s growth potential in software and emerging technologies such as self-serve cash registers at retail stores. However, by period-end we had sold NCR from the portfolio.

What is your outlook for the coming months?

We believe an environment of synchronized global economic growth should be favorable

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Value Fund

for stock market performance in the months ahead. In addition, we expect many businesses to benefit from the Tax Cuts and Jobs Act. However, against a backdrop of positive business fundamentals and tax stimulus, we believe there are some risks. These include signs of creeping inflation, which could bring cost pressures in areas such as metals, energy, and trucking, and could dampen profitability for businesses. In addition, after a long run of strong performance, valuations for stocks are at relatively high levels.

We will continue to look beyond the traditional value-investing boundaries to be more flexible about what constitutes value. For example, one investment theme in the portfolio is seeking companies that offer innovative products, service offerings, or areas of expertise that we believe may lead to their being acquired by a larger business. Of course, as value investors, we also look for what we believe are undervalued stocks of good-quality businesses with improving fundamentals and some form of a catalyst to unlock growth potential.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Small Cap Value Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/13/99)
Before sales charge	9.60%	118.94%	8.15%	68.35%	10.98%	25.65%	7.91%	2.85%
After sales charge	9.26	106.35	7.51	58.67	9.67	18.42	5.80	–3.07
Class B (5/3/99)
Before CDSC	9.35	109.16	7.66	62.21	10.16	22.99	7.14	2.21
After CDSC	9.35	109.16	7.66	60.24	9.89	20.65	6.46	–1.21
Class C (7/26/99)
Before CDSC	8.80	103.10	7.34	62.30	10.17	22.92	7.12	2.21
After CDSC	8.80	103.10	7.34	62.30	10.17	22.92	7.12	1.53
Class M (3/29/00)
Before sales charge	9.07	108.18	7.61	64.17	10.42	23.86	7.39	2.39
After sales charge	8.86	100.90	7.23	58.43	9.64	19.52	6.13	–1.19
Class R (3/30/07)
Net asset value	9.33	113.45	7.88	66.24	10.70	24.76	7.65	2.64
Class R5 (11/1/13)
Net asset value	9.88	125.37	8.46	71.10	11.34	27.05	8.31	3.29
Class R6 (11/1/13)
Net asset value	9.90	126.09	8.50	71.65	11.41	27.31	8.38	3.33
Class Y (1/3/01)
Net asset value	9.86	124.65	8.43	70.56	11.27	26.72	8.21	3.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

8 Small Cap Value Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Comparative index returns For periods ended 2/28/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 2000 Value Index	9.78%	129.10%	8.64%	65.38%	10.59%	26.06%	8.03%	2.96%
Lipper Small-Cap Value
Funds category average*	10.06	125.67	8.37	58.76	9.56	21.00	6.49	4.52

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/18, there were 278, 244, 210, 143, and 50 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $20,916 and $20,310, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $20,090. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $21,345, $22,537, $22,609, and $22,465, respectively.

Small Cap Value Fund 9

Fund price and distribution information For the 12-month period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.081		—	—	$0.017		$0.048	$0.143	$0.162	$0.116
Capital gains
Long-term
gains	3.882		$3.882	$3.882	3.882		3.882	3.882	3.882	3.882
Short-term
gains	1.202		1.202	1.202	1.202		1.202	1.202	1.202	1.202
Total	$5.165		$5.084	$5.084	$5.101		$5.132	$5.227	$5.246	$5.200
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
2/28/17	$17.69	$18.77	$14.93	$14.88	$16.12	$16.70	$17.40	$18.39	$18.39	$18.33
2/28/18	13.06	13.86	10.21	10.16	11.44	11.85	12.76	13.79	13.78	13.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/13/99)
Before sales charge	9.53%	120.58%	8.23%	60.26%	9.89%	23.53%	7.30%	2.12%
After sales charge	9.18	107.89	7.59	51.05	8.60	16.42	5.20	–3.75
Class B (5/3/99)
Before CDSC	9.27	110.66	7.74	54.26	9.06	20.76	6.49	1.37
After CDSC	9.27	110.66	7.74	52.39	8.79	18.46	5.81	–2.02
Class C (7/26/99)
Before CDSC	8.71	104.60	7.42	54.36	9.07	20.79	6.50	1.37
After CDSC	8.71	104.60	7.42	54.36	9.07	20.79	6.50	0.69
Class M (3/29/00)
Before sales charge	8.99	109.74	7.69	56.28	9.34	21.72	6.77	1.64
After sales charge	8.78	102.40	7.31	50.81	8.56	17.46	5.51	–1.92
Class R (3/30/07)
Net asset value	9.25	114.85	7.95	58.16	9.60	22.60	7.03	1.88
Class R5 (11/1/13)
Net asset value	9.80	126.87	8.54	62.78	10.23	24.74	7.65	2.46
Class R6 (11/1/13)
Net asset value	9.82	127.60	8.57	63.30	10.31	25.07	7.74	2.51
Class Y (1/3/01)
Net asset value	9.78	125.99	8.49	62.14	10.15	24.39	7.55	2.31

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Small Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 2/28/17	1.42%	2.17%	2.17%	1.92%	1.67%	1.11%	1.01%	1.17%
Annualized expense ratio
for the six-month period
ended 2/28/18*	1.24%	1.99%	1.99%	1.74%	1.49%	0.92%	0.82%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.24%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/17 to 2/28/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$8.84	$7.58	$4.69	$4.18	$5.04
Ending value (after expenses)	$1,051.70	$1,048.80	$1,048.90	$1,049.30	$1,050.60	$1,054.10	$1,054.60	$1,053.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/18, use the following calculation method. To find the value of your investment on 9/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.21	$9.94	$9.94	$8.70	$7.45	$4.61	$4.11	$4.96
Ending value (after expenses)	$1,018.65	$1,014.93	$1,014.93	$1,016.17	$1,017.41	$1,020.23	$1,020.73	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related

Small Cap Value Fund 13

to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Small Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Small Cap Value Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the “fund”), a series of the Putnam Investments Funds, including the fund’s portfolio, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
April 10, 2018

Small Cap Value Fund 17

The fund’s portfolio 2/28/18

COMMON STOCKS (89.1%)*	Shares	Value
Aerospace and defense (0.7%)
Triumph Group, Inc.	98,100	$2,741,895
		2,741,895
Air freight and logistics (0.7%)
Hub Group, Inc. Class A †	56,924	2,484,733
		2,484,733
Airlines (1.2%)
Controladora Vuela Cia de Aviacion SAB de CV ADR (Mexico) † S	158,400	1,412,928
JetBlue Airways Corp. †	35,600	749,380
Spirit Airlines, Inc. † S	51,710	2,060,126
		4,222,434
Auto components (0.8%)
American Axle & Manufacturing Holdings, Inc. †	48,700	718,812
Motorcar Parts of America, Inc. † S	60,331	1,229,546
Tenneco, Inc.	17,600	924,880
		2,873,238
Banks (3.6%)
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	12,200	556,442
Berkshire Hills Bancorp, Inc.	23,400	859,950
Blue Hills Bancorp, Inc.	76,740	1,546,311
Bridge Bancorp, Inc.	16,931	562,109
Brookline Bancorp, Inc.	47,500	752,875
Equity Bancshares, Inc. Class A †	19,800	731,412
First Bancshares, Inc. (The)	38,138	1,210,882
First Internet Bancorp	35,920	1,359,572
Franklin Financial Network, Inc. †	21,918	680,554
HarborOne Bancorp, Inc. †	30,130	579,701
Pinnacle Financial Partners, Inc.	17,300	1,116,715
Sterling Bancorp	43,155	1,003,354
TriCo Bancshares	14,887	556,029
United Community Banks, Inc./GA	53,300	1,647,503
		13,163,409
Beverages (0.5%)
Craft Brew Alliance, Inc. †	101,539	1,812,471
		1,812,471
Building products (1.0%)
Apogee Enterprises, Inc. S	18,235	786,658
Armstrong Flooring, Inc. †	63,777	893,516
Griffon Corp.	35,412	662,204
Insteel Industries, Inc.	49,107	1,386,782
		3,729,160
Capital markets (0.7%)
JMP Group, LLC	15,589	82,466
Legg Mason, Inc.	18,200	726,362
Och-Ziff Capital Management Group, LLC Class A	5,915	15,793
OM Asset Management PLC (United Kingdom)	46,800	717,444
Victory Capital Holdings, Inc. Class A †	74,475	964,451
		2,506,516

18 Small Cap Value Fund

COMMON STOCKS (89.1%)* cont.	Shares	Value
Chemicals (4.4%)
AgroFresh Solutions, Inc. † S	37,967	$293,865
Axalta Coating Systems, Ltd. †	131,100	4,037,880
Ferro Corp. †	16,600	355,074
Minerals Technologies, Inc.	68,270	4,690,149
Platform Specialty Products Corp. †	158,100	1,650,564
Tronox, Ltd. Class A	85,600	1,564,768
Valvoline, Inc.	117,091	2,682,555
W.R. Grace & Co.	11,400	754,452
		16,029,307
Commercial services and supplies (3.3%)
Black Diamond Group, Ltd. (units) (Canada)	371,479	822,164
Brink’s Co. (The)	25,250	1,855,875
Clean Harbors, Inc. †	61,600	3,075,688
GDI Integrated Facility Services, Inc. (Canada) †	51,196	629,178
Herman Miller, Inc.	9,200	330,280
Knoll, Inc.	133,760	2,845,075
LSC Communications, Inc.	40,300	586,768
Matthews International Corp. Class A	14,425	739,281
Team, Inc. † S	71,800	1,173,930
		12,058,239
Communications equipment (2.6%)
ADTRAN, Inc.	30,900	483,585
Ciena Corp. †	86,900	2,013,473
Finisar Corp. † S	68,405	1,231,290
Mitel Networks Corp. (Canada) †	159,437	1,304,195
Oclaro, Inc. † S	370,800	2,658,636
PC-Tel, Inc. †	24,708	173,203
Quantenna Communications, Inc. † S	127,125	1,747,969
		9,612,351
Construction and engineering (2.6%)
Badger Daylighting, Ltd. (Canada) S	134,300	2,513,939
Great Lakes Dredge & Dock Corp. †	224,368	1,020,874
KBR, Inc.	24,340	368,508
Layne Christensen Co. † S	134,274	2,081,247
MYR Group, Inc./DE †	11,472	371,119
Northwest Pipe, Co. †	32,301	566,237
Quanta Services, Inc. †	67,138	2,312,233
Sterling Construction Co., Inc. †	28,095	339,388
		9,573,545
Construction materials (1.0%)
Eagle Materials, Inc.	5,700	571,311
Summit Materials, Inc. Class A †	82,235	2,601,093
U.S. Concrete, Inc. † S	5,300	385,575
		3,557,979
Consumer finance (0.7%)
OneMain Holdings, Inc. †	72,400	2,219,784
SLM Corp. †	20,000	218,200
		2,437,984

Small Cap Value Fund 19

COMMON STOCKS (89.1%)* cont.	Shares	Value
Containers and packaging (1.7%)
Bemis Co., Inc.	122,612	$5,405,963
Owens-Illinois, Inc. †	44,200	952,952
		6,358,915
Diversified financial services (1.2%)
Cannae Holdings, Inc. †	78,319	1,439,503
Capitol Investment Corp IV (Units) †	198,786	1,987,860
Easterly Acquisition Corp. † S	73,800	752,760
		4,180,123
Diversified telecommunication services (0.1%)
Alaska Communications Systems Group, Inc. †	212,090	447,510
		447,510
Electrical equipment (1.5%)
EnerSys	13,568	945,554
Powell Industries, Inc.	20,000	532,600
Regal Beloit Corp.	44,200	3,195,660
Thermon Group Holdings, Inc. †	34,368	749,910
		5,423,724
Electronic equipment, instruments, and components (3.4%)
Avnet, Inc.	40,600	1,733,620
Belden, Inc.	38,068	2,768,686
Daktronics, Inc.	108,857	969,916
KEMET Corp. †	89,100	1,602,018
Knowles Corp. †	199,828	2,885,516
Napco Security Technologies, Inc. †	11,086	111,969
Sanmina Corp. †	6,600	181,830
SYNNEX Corp.	4,700	581,155
TTM Technologies, Inc. †	81,600	1,318,656
		12,153,366
Energy equipment and services (4.2%)
C&J Energy Services, Inc. †	40,500	972,000
Era Group, Inc. †	43,020	406,539
Helix Energy Solutions Group, Inc. †	63,200	376,672
Key Energy Services, Inc. †	37,368	501,105
Matrix Service Co. †	56,085	802,016
Mullen Group, Ltd. (Canada)	89,745	1,032,291
Nine Energy Service, Inc. †	117,717	3,212,497
Ocean Rig UDW, Inc. Class A (Cayman Islands) †	134,423	3,477,523
Patterson-UTI Energy, Inc.	138,369	2,500,328
Petroleum Geo-Services ASA (Norway) † S	375,873	1,197,522
RPC, Inc.	31,260	613,946
		15,092,439
Equity real estate investment trusts (REITs) (1.8%)
Clipper Realty, Inc. S	50,184	446,638
Hersha Hospitality Trust S	197,300	3,314,640
RLJ Lodging Trust	54,600	1,081,626
STORE Capital Corp.	66,500	1,585,360
		6,428,264

20 Small Cap Value Fund

COMMON STOCKS (89.1%)* cont.	Shares	Value
Food and staples retail (0.5%)
Sprouts Farmers Market, Inc. †	72,367	$1,864,174
		1,864,174
Food products (1.9%)
B&G Foods, Inc.	35,300	977,810
Cal-Maine Foods, Inc. † S	23,300	992,580
Dean Foods Co.	157,200	1,362,924
Hain Celestial Group, Inc. (The) †	85,674	2,979,742
Limoneira Co.	18,643	399,147
		6,712,203
Health-care providers and services (1.6%)
BioScrip, Inc. † S	268,600	848,776
Brookdale Senior Living, Inc. †	207,800	1,356,934
Ensign Group, Inc. (The) S	48,701	1,300,317
Envision Healthcare Corp. † S	20,000	770,000
Owens & Minor, Inc.	33,100	543,171
Select Medical Holdings Corp. †	50,300	910,430
		5,729,628
Hotels, restaurants, and leisure (7.3%)
Arcos Dorados Holdings, Inc. Class A (Brazil) †	44,993	429,683
Bloomin’ Brands, Inc.	188,726	4,357,683
Bojangles’, Inc. † S	89,200	1,168,520
Brinker International, Inc.	16,800	578,424
Caesars Entertainment Corp. †	241,000	3,060,700
Carrols Restaurant Group, Inc. †	108,381	1,392,696
Dave & Buster’s Entertainment, Inc. † S	141,300	6,326,001
Fiesta Restaurant Group, Inc. †	39,500	671,500
ILG, Inc.	61,820	1,876,855
Jack in the Box, Inc.	10,567	951,875
Papa John’s International, Inc.	6,500	375,310
Potbelly Corp. †	11,641	149,587
Red Lion Hotels Corp. †	98,626	956,672
SeaWorld Entertainment, Inc. †	105,812	1,548,030
Sonic Corp. S	56,277	1,413,678
Speedway Motorsports, Inc.	66,281	1,301,096
		26,558,310
Household durables (0.4%)
Ethan Allen Interiors, Inc.	68,581	1,628,799
		1,628,799
Insurance (1.8%)
Argo Group International Holdings, Ltd. (Bermuda)	27,346	1,592,905
Assured Guaranty, Ltd.	114,727	3,967,260
Donegal Group, Inc. Class A	38,670	611,373
Heritage Insurance Holdings, Inc. S	27,445	457,783
		6,629,321
IT Services (1.3%)
Booz Allen Hamilton Holding Corp.	68,300	2,590,619
MoneyGram International, Inc. †	90,036	966,086
Perficient, Inc. †	60,800	1,183,776
		4,740,481

Small Cap Value Fund 21

COMMON STOCKS (89.1%)* cont.	Shares	Value
Leisure products (1.8%)
American Outdoor Brands Corp. † S	81,199	$730,791
Clarus Corp. †	221,996	1,487,373
Mattel, Inc. S	100,300	1,594,770
MCBC Holdings, Inc. †	90,786	2,225,165
Sturm Ruger & Co., Inc.	14,560	626,808
		6,664,907
Machinery (6.9%)
Actuant Corp. Class A	63,442	1,440,133
Astec Industries, Inc.	29,800	1,755,220
ATS Automation Tooling Systems, Inc. (Canada) †	163,000	2,235,661
Briggs & Stratton Corp.	6,900	155,112
Colfax Corp. †	22,800	724,812
Deutz AG (Germany)	212,326	1,986,162
DMC Global, Inc.	38,458	815,310
Exco Technologies, Ltd. (Canada)	50,529	372,116
Federal Signal Corp.	88,022	1,882,791
Franklin Electric Co., Inc.	52,000	2,035,800
FreightCar America, Inc.	37,210	550,336
Global Brass & Copper Holdings, Inc.	23,810	673,823
Graham Corp.	50,011	1,010,722
Hyster-Yale Materials Handling, Inc.	4,635	329,966
Kennametal, Inc.	11,900	490,280
LB Foster Co. Class A †	43,590	1,139,879
NN, Inc.	58,474	1,397,529
Oshkosh Corp.	16,430	1,296,820
Rexnord Corp. †	45,632	1,322,415
Spartan Motors, Inc.	40,000	590,000
Timken Co. (The)	25,195	1,103,541
Titan International, Inc.	138,302	1,778,564
		25,086,992
Marine (0.6%)
Eagle Bulk Shipping, Inc. †	208,800	1,014,768
Seaspan Corp. (Hong Kong) S	67,300	413,895
Stolt-Nielsen, Ltd. (United Kingdom)	58,187	767,915
		2,196,578
Media (2.5%)
Central European Media Enterprises, Ltd. Class A (Czech Republic) † S	250,061	1,112,771
Criteo SA ADR (France) †	24,800	743,752
Gray Television, Inc. †	80,800	1,115,040
Lions Gate Entertainment Corp. Class A †	78,714	2,222,883
Loral Space & Communications, Inc. †	31,820	1,409,626
Madison Square Garden Co. (The) Class A †	5,900	1,440,780
TEGNA, Inc.	85,400	1,098,244
		9,143,096
Metals and mining (4.2%)
Ampco-Pittsburgh Corp.	28,917	294,953
Carpenter Technology Corp.	23,300	1,186,902
Cleveland-Cliffs, Inc. † S	249,400	1,753,282
Ferroglobe Representation & Warranty Insurance Trust †	270,395	—

22 Small Cap Value Fund

COMMON STOCKS (89.1%)* cont.	Shares	Value
Metals and mining cont.
Haynes International, Inc.	42,241	$1,757,226
Hecla Mining Co.	300,800	1,100,928
IAMGOLD Corp. (Canada) †	335,600	1,765,352
Major Drilling Group International, Inc. (Canada) †	653,288	3,304,114
McEwen Mining, Inc. (Canada) † S	188,255	367,097
Pan American Silver Corp. (Canada)	187,300	2,835,722
Ryerson Holding Corp. †	81,551	823,665
		15,189,241
Multiline retail (0.8%)
Hudson’s Bay Co. (Canada)	250,500	1,909,204
Kohl’s Corp.	12,400	819,516
		2,728,720
Oil, gas, and consumable fuels (6.9%)
Amplify Energy Corp. †	45,477	482,966
Bonanza Creek Energy, Inc. †	69,440	1,946,403
Chaparral Energy, Inc. Class A †	122,789	2,885,542
Crescent Point Energy Corp. (Canada)	131,127	946,737
Energen Corp. †	64,738	3,541,816
Gener8 Maritime, Inc. †	95,866	532,056
Goodrich Petroleum Corp. †	11,791	122,391
Halcon Resources Corp. †	73,100	442,255
Linn Energy, Inc. †	67,862	2,646,618
Midstates Petroleum Co., Inc. †	160,600	2,164,888
Newfield Exploration Co. †	30,700	716,231
Panhandle Oil and Gas, Inc. Class A	74,906	1,337,072
Penn Virginia Corp. †	70,928	2,645,614
SandRidge Energy, Inc. †	112,800	1,585,968
Tsakos Energy Navigation, Ltd. (Greece) S	373,800	1,237,278
Ultra Petroleum Corp. †	136,735	504,552
Vanguard Natural Resources, Inc. †	19,848	321,538
Vermilion Energy, Inc. (Canada)	23,011	758,007
		24,817,932
Paper and forest products (0.1%)
PH Glatfelter Co.	9,100	185,731
		185,731
Pharmaceuticals (0.3%)
Prestige Brands Holdings, Inc. †	33,188	1,121,754
		1,121,754
Real estate management and development (0.8%)
Kennedy-Wilson Holdings, Inc.	118,400	1,935,840
Williams Scotsman Corp. † S	73,099	891,808
		2,827,648
Road and rail (0.5%)
Schneider National, Inc. Class B	63,021	1,629,723
		1,629,723
Semiconductors and semiconductor equipment (2.9%)
Advanced Energy Industries, Inc. †	18,260	1,211,003
Brooks Automation, Inc.	99,241	2,650,727
Cohu, Inc.	16,943	339,368

Small Cap Value Fund 23

COMMON STOCKS (89.1%)* cont.	Shares	Value
Semiconductors and semiconductor equipment cont.
Cypress Semiconductor Corp.	57,100	$997,537
FormFactor, Inc. †	154,490	2,023,819
Lattice Semiconductor Corp. †	240,900	1,447,809
MaxLinear, Inc. Class A †	11,000	250,030
Rambus, Inc. †	94,591	1,202,252
Ultra Clean Holdings, Inc. †	22,719	437,568
		10,560,113
Software (1.3%)
BancTec, Inc. 144A CVR F	160,833	—
Datawatch Corp. †	74,875	700,081
Nuance Communications, Inc. †	135,300	2,172,918
Seachange International, Inc. †	79,300	244,244
TECSYS, Inc. (Canada)	3,547	47,461
TiVo Corp.	29,800	447,000
VASCO Data Security International, Inc. †	85,292	1,027,769
		4,639,473
Specialty retail (3.3%)
American Eagle Outfitters, Inc.	94,091	1,813,134
Dick’s Sporting Goods, Inc.	64,400	2,062,088
Foot Locker, Inc.	17,300	794,243
Francesca’s Holdings Corp. † S	205,084	1,068,488
Genesco, Inc. † S	38,920	1,529,556
New York & Co., Inc. †	353,806	944,662
Party City Holdco, Inc. †	73,938	1,068,404
Rent-A-Center, Inc./TX S	45,200	339,904
Roots Corp. (Canada) †	242,278	2,165,624
		11,786,103
Textiles, apparel, and luxury goods (0.2%)
Perry Ellis International, Inc. †	6,800	181,356
Vera Bradley, Inc. †	48,346	486,361
		667,717
Thrifts and mortgage finance (2.9%)
Clifton Bancorp, Inc.	52,724	813,004
Dime Community Bancshares, Inc.	46,300	833,400
Kearny Financial Corp./MD	35,400	460,200
MGIC Investment Corp. †	31,200	430,248
Nationstar Mortgage Holdings, Inc. †	99,200	1,698,304
OceanFirst Financial Corp.	12,900	333,852
Radian Group, Inc.	53,700	1,101,924
Sterling Bancorp, Inc./MI	37,889	530,446
Territorial Bancorp, Inc.	26,013	777,008
Walker & Dunlop, Inc. †	74,400	3,595,744
		10,574,130
Trading companies and distributors (0.6%)
BMC Stock Holdings, Inc. †	72,900	1,366,875
CAI International, Inc. †	38,900	785,780
		2,152,655
Total common stocks (cost $326,118,788)		$322,723,031

24 Small Cap Value Fund

INVESTMENT COMPANIES (2.7%)*	Shares	Value
Golub Capital BDC, Inc.	72,801	$1,304,594
GSV Capital Corp. †	107,357	871,739
Hercules Capital, Inc.	100,869	1,215,471
MVC Capital, Inc.	100,235	1,004,355
Solar Capital, Ltd.	70,582	1,432,815
TPG Specialty Lending, Inc.	39,852	718,930
Triangle Capital Corp.	84,300	913,812
TriplePoint Venture Growth BDC Corp.	192,214	2,210,461
Total investment companies (cost $10,157,810)		$9,672,177

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.7%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Credit Suisse International
iShares Russell 2000 ETF (Put)	Apr-18/$145.00	$56,446,652	$375,435	$898,852
Deutsche Bank AG
iShares Russell 2000 ETF (Put)	Apr-18/148.00	69,243,542	460,549	1,480,078
Total purchased options outstanding (cost $1,561,673)				$2,378,930

	Principal amount/
SHORT-TERM INVESTMENTS (17.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.65% [d]	Shares	35,883,646	$35,883,646
Putnam Short Term Investment Fund 1.54% L	Shares	24,225,064	24,225,064
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.30% P	Shares	620,000	620,000
U.S. Treasury Bills 1.473%, 5/3/18 ∆		$370,000	369,014
U.S. Treasury Bills 1.484%, 5/10/18 ∆		496,000	494,498
U.S. Treasury Bills 1.499%, 6/7/18		121,000	120,471
U.S. Treasury Bills 1.609%, 5/24/18		14,000	13,948
Total short-term investments (cost $61,726,830)			$61,726,641

TOTAL INVESTMENTS
Total investments (cost $399,565,101)			$396,500,779

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $362,034,195.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $223,350 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Small Cap Value Fund 25

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $5,689,504 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

WRITTEN OPTIONS OUTSTANDING at 2/28/18 (premiums $1,226,815)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Barclays Bank PLC
Brunswick Corp. (Put)	Mar-18/$55.00	$384,613	$6,724	$3,530
Genesco, Inc. (Put)	Mar-18/35.00	811,899	20,659	21,690
Mastec, Inc. (Put)	Mar-18/49.00	382,329	7,504	5,643
Perry Ellis International, Inc. (Put)	Mar-18/25.00	579,272	21,720	7,600
Red Robin Gourmet
Burgers, Inc. (Put)	Mar-18/50.00	398,727	7,432	3,530
Citibank, N.A.
Envision Healthcare Corp. (Put)	Mar-18/40.00	248,017	6,442	13,226
Madison Square Garden Co. (The)
Class A (Put)	Mar-18/250.00	172,894	708	5,844
Sanmina Corp. (Put)	Mar-18/27.00	302,251	10,971	4,663
Credit Suisse International
iShares Russell 2000 ETF (Put)	Apr-18/142.00	56,446,652	375,435	662,712
Kohls Corp. (Put)	Mar-18/63.50	1,043,098	15,783	35,505
Mastec, Inc. (Put)	Mar-18/50.00	263,310	5,168	5,448
Deutsche Bank AG
iShares Russell 2000 ETF (Put)	Apr-18/143.00	69,243,542	460,549	896,076
JPMorgan Chase Bank N.A.
Energen Corp. (Call)	Mar-18/52.50	464,488	8,490	27,593
Foot Locker, Inc. (Call)	Mar-18/49.00	303,006	6,600	14,850
UBS AG
Foot Locker, Inc. (Put)	Mar-18/45.00	376,921	8,210	24,833
Oclaro, Inc. (Put)	Mar-18/6.00	220,155	30,705	768
Total				$1,733,511

26 Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$62,050,890	$—	$—
Consumer staples	10,388,848	—	—
Energy	38,712,849	1,197,522	—
Financials	39,491,483	—	—
Health care	6,851,382	—	—
Industrials	68,545,601	2,754,077	—
Information technology	41,705,784	—	—**
Materials	41,321,173	—	—
Real Estate	9,255,912	—	—
Telecommunication services	447,510	—	—
Total common stocks	318,771,432	3,951,599	—

Investment companies	9,672,177	—	—
Purchased options outstanding	—	2,378,930	—
Short-term investments	24,845,064	36,881,577	—
Totals by level	$353,288,673	$43,212,106	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(1,733,511)	$—
Totals by level	$—	$(1,733,511)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 27

Statement of assets and liabilities 2/28/18

ASSETS
Investment in securities, at value, including $32,742,706 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $339,456,391)	$336,392,069
Affiliated issuers (identified cost $60,108,710) (Notes 1 and 5)	60,108,710
Dividends, interest and other receivables	265,152
Receivable for shares of the fund sold	406,928
Receivable for investments sold	22,111,879
Prepaid assets	56,207
Total assets	419,340,945

LIABILITIES
Payable to custodian	172,586
Payable for investments purchased	17,534,922
Payable for shares of the fund repurchased	694,460
Payable for compensation of Manager (Note 2)	176,185
Payable for custodian fees (Note 2)	73,843
Payable for investor servicing fees (Note 2)	111,102
Payable for Trustee compensation and expenses (Note 2)	115,287
Payable for administrative services (Note 2)	1,556
Payable for distribution fees (Note 2)	85,473
Written options outstanding, at value (premiums $1,226,815) (Note 1)	1,733,511
Collateral on securities loaned, at value (Notes 1 and 5)	35,883,646
Collateral on certain derivative contracts, at value (Notes 1 and 8)	620,000
Other accrued expenses	104,179
Total liabilities	57,306,750

Net assets	$362,034,195

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$348,651,463
Distributions in excess of net investment income (Note 1)	(1)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	16,952,284
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,569,551)
Total — Representing net assets applicable to capital shares outstanding	$362,034,195

(Continued on next page)

28 Small Cap Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($159,252,095 divided by 12,189,274 shares)	$13.06
Offering price per class A share (100/94.25 of $13.06)*	$13.86
Net asset value and offering price per class B share ($2,594,422 divided by 254,212 shares)**	$10.21
Net asset value and offering price per class C share ($18,306,128 divided by 1,802,595 shares)**	$10.16
Net asset value and redemption price per class M share ($1,367,817 divided by 119,552 shares)	$11.44
Offering price per class M share (100/96.50 of $11.44)*	$11.85
Net asset value, offering price and redemption price per class R share
($1,145,833 divided by 89,797 shares)	$12.76
Net asset value, offering price and redemption price per class R5 share
($555,089 divided by 40,265 shares)	$13.79
Net asset value, offering price and redemption price per class R6 share
($52,510,442 divided by 3,810,677 shares)	$13.78
Net asset value, offering price and redemption price per class Y share
($126,302,369 divided by 9,195,651 shares)	$13.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Statement of operations Year ended 2/28/18

INVESTMENT INCOME
Dividends (net of foreign tax of $52,192)	$5,110,264
Interest (including interest income of $398,990 from investments in affiliated issuers) (Note 5)	402,299
Securities lending (net of expenses) (Notes 1 and 5)	482,899
Total investment income	5,995,462

EXPENSES
Compensation of Manager (Note 2)	2,713,540
Investor servicing fees (Note 2)	854,011
Custodian fees (Note 2)	148,087
Trustee compensation and expenses (Note 2)	22,279
Distribution fees (Note 2)	679,350
Administrative services (Note 2)	13,158
Other	329,563
Total expenses	4,759,988
Expense reduction (Note 2)	(96,691)
Net expenses	4,663,297

Net investment income	1,332,165

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	110,954,307
Foreign currency transactions (Note 1)	156
Futures contracts (Note 1)	(492,689)
Written options (Note 1)	964,599
Total net realized gain	111,426,373
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(100,103,703)
Assets and liabilities in foreign currencies	1,467
Written options	(506,696)
Total change in net unrealized depreciation	(100,608,932)

Net gain on investments	10,817,441

Net increase in net assets resulting from operations	$12,149,606

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/18	Year ended 2/28/17
Operations
Net investment income	$1,332,165	$2,454,721
Net realized gain on investments
and foreign currency transactions	111,426,373	23,148,318
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(100,608,932)	102,886,041
Net increase in net assets resulting from operations	12,149,606	128,489,080
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(734,076)	(1,193,020)
Class B	—	(7,267)
Class C	—	(53,673)
Class M	(1,580)	(4,907)
Class R	(2,598)	(5,257)
Class R5	(3,851)	(4,383)
Class R6	(448,698)	(508,691)
Class Y	(873,027)	(1,629,123)
Net realized short-term gain on investments
Class A	(10,893,320)	—
Class B	(216,480)	—
Class C	(1,540,987)	—
Class M	(111,734)	—
Class R	(65,056)	—
Class R5	(32,372)	—
Class R6	(3,329,232)	—
Class Y	(9,046,357)	—
From net realized long-term gain on investments
Class A	(35,181,255)	—
Class B	(699,147)	—
Class C	(4,976,799)	—
Class M	(360,858)	—
Class R	(210,104)	—
Class R5	(104,551)	—
Class R6	(10,752,144)	—
Class Y	(29,216,269)	—
Increase (decrease) from capital share transactions (Note 4)	(25,460,431)	27,790,693
Total increase (decrease) in net assets	(122,111,320)	152,873,452

NET ASSETS
Beginning of year	484,145,515	331,272,063
End of year (including distributions in excess of net
investment income of $1 and of $—, respectively)	$362,034,195	$484,145,515

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
February 28, 2018	$17.69	.03	.50	.53	(.08)	(5.08)	—	(5.16)	—	$13.06	2.85	$159,252	1.21	.18	469
February 28, 2017	12.82	.08	4.91	4.99	(.12)	—	—	(.12)	—	17.69	38.90	187,839	1.18[d]	.53[d]	63
February 29, 2016	15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	—	12.82	(12.04)	142,656	1.15	.70	62
February 28, 2015	15.45	.09	.42	.51	(.12)	(.50)	—	(.62)	—	15.34	3.40	172,363	1.18	.60	54
February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	—	(.16)	—[e]	15.45	29.58	171,473	1.21	.33	68
Class B
February 28, 2018	$14.93	(.08)	.44	.36	—	(5.08)	—	(5.08)	—	$10.21	2.21	$2,594	1.96	(.56)	469
February 28, 2017	10.86	(.03)	4.14	4.11	(.04)	—	—	(.04)	—	14.93	37.80	3,424	1.93[d]	(.25)[d]	63
February 29, 2016	13.10	—[e]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	—	10.86	(12.68)	2,398	1.90	(.03)	62
February 28, 2015	13.28	(.02)	.35	.33	(.01)	(.50)	—	(.51)	—	13.10	2.60	3,398	1.93	(.16)	54
February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	—	(.07)	—[e]	13.28	28.55	4,215	1.96	(.41)	68
Class C
February 28, 2018	$14.88	(.08)	.44	.36	—	(5.08)	—	(5.08)	—	$10.16	2.21	$18,306	1.96	(.57)	469
February 28, 2017	10.82	(.03)	4.13	4.10	(.04)	—	—	(.04)	—	14.88	37.88	22,025	1.93[d]	(.23)[d]	63
February 29, 2016	13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	—	10.82	(12.78)	15,527	1.90	(.05)	62
February 28, 2015	13.29	(.02)	.36	.34	(.04)	(.50)	—	(.54)	—	13.09	2.68	17,701	1.93	(.15)	54
February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	—	(.09)	—[e]	13.29	28.58	14,732	1.96	(.43)	68
Class M
February 28, 2018	$16.12	(.05)	.47	.42	(.02)	(5.08)	—	(5.10)	—	$11.44	2.39	$1,368	1.71	(.32)	469
February 28, 2017	11.70	—[e]	4.48	4.48	(.06)	—	—	(.06)	—	16.12	38.26	1,482	1.68[d]	.03[d]	63
February 29, 2016	14.06	.03	(1.72)	(1.69)	(.07)	(.58)	(.02)	(.67)	—	11.70	(12.51)	1,097	1.65	.21	62
February 28, 2015	14.22	.01	.38	.39	(.05)	(.50)	—	(.55)	—	14.06	2.85	1,524	1.68	.10	54
February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	—	(.09)	—[e]	14.22	28.87	1,460	1.71	(.16)	68
Class R
February 28, 2018	$17.40	(.02)	.51	.49	(.05)	(5.08)	—	(5.13)	—	$12.76	2.64	$1,146	1.46	(.10)	469
February 28, 2017	12.62	.04	4.82	4.86	(.08)	—	—	(.08)	—	17.40	38.55	977	1.43[d]	.29[d]	63
February 29, 2016	15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	—	12.62	(12.28)	743	1.40	.39	62
February 28, 2015	15.25	.05	.41	.46	(.09)	(.50)	—	(.59)	—	15.12	3.14	772	1.43	.35	54
February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	—	(.13)	—[e]	15.25	29.20	567	1.46	.07	68
Class R5
February 28, 2018	$18.39	.08	.54	.62	(.14)	(5.08)	—	(5.22)	—	$13.79	3.29	$555.89		.48	469
February 28, 2017	13.32	.13	5.11	5.24	(.17)	—	—	(.17)	—	18.39	39.36	469	.87[d]	.80[d]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	—	13.32	(11.73)	14.86		.96	62
February 28, 2015	15.98	.15	.43	.58	(.16)	(.50)	—	(.66)	—	15.90	3.76	12.88		.90	54
February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	—	(.16)	—	15.98	7.78*	11	.29 *	.22*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund	Small Cap Value Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R6
February 28, 2018	$18.39	.10	.53	.63	(.16)	(5.08)	—	(5.24)	—	$13.78	3.33	$52,510.79		.59	469
February 28, 2017	13.31	.14	5.12	5.26	(.18)	—	—	(.18)	—	18.39	39.54	56,106	.77[d]	.85[d]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	—	13.31	(11.71)	21,860.76		.97	62
February 28, 2015	15.99	.16	.43	.59	(.18)	(.50)	—	(.68)	—	15.90	3.81	13,129.78		1.00	54
February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	—	(.16)	—	15.99	7.87*	14,260	.25*	.08*	68
Class Y
February 28, 2018	$18.33	.08	.53	.61	(.12)	(5.08)	—	(5.20)	—	$13.74	3.20	$126,302.96		.45	469
February 28, 2017	13.27	.12	5.09	5.21	(.15)	—	—	(.15)	—	18.33	39.30	211,823	.93[d]	.76[d]	63
February 29, 2016	15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	—	13.27	(11.86)	146,979.90		.94	62
February 28, 2015	15.95	.14	.43	.57	(.16)	(.50)	—	(.66)	—	15.86	3.68	148,321.93		.86	54
February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	—	(.19)	—[e]	15.95	29.82	96,735.96		.51	68

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Small Cap Value Fund	Small Cap Value Fund 35

Notes to financial statements 2/28/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2017 through February 28, 2018.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2017, the index was composed of companies having market capitalizations of between approximately $28.8 million and $12.5 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

36 Small Cap Value Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Small Cap Value Fund 37

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all

38 Small Cap Value Fund

exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $133,770 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $223,350 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $35,883,646 and the value of securities loaned amounted to $34,406,956. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of

Small Cap Value Fund 39

credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontax-able dividends, and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $731,664 to decrease distributions in excess of net investment income and $731,664 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,768,215
Unrealized depreciation	(18,523,880)
Net unrealized depreciation	(7,755,665)
Undistributed short-term gain	17,711,894
Undistributed long-term gain	3,425,032
Cost for federal income tax purposes	$402,522,933

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

40 Small Cap Value Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.623% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$373,979	Class R5	788
Class B	6,460	Class R6	26,920
Class C	44,174	Class Y	396,344
Class M	3,281	Total	$854,011
Class R	2,065

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,601 under the expense offset arrangements and by $94,090 under the brokerage/service arrangements.

Small Cap Value Fund 41

Each Independent Trustee of the fund receives an annual Trustee fee, of which $287, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$430,153
Class B	1.00%	1.00%	29,747
Class C	1.00%	1.00%	203,384
Class M	1.00%	0.75%	11,333
Class R	1.00%	0.50%	4,733
Total			$679,350

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,565 and $2,132 from the sale of class A and class M shares, respectively, and received $2,267 and $437 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,867,964,612	$2,000,991,926
U.S. government securities (Long-term)	—	—
Total	$1,867,964,612	$2,000,991,926

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

42 Small Cap Value Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,418,479	$22,824,857	2,112,043	$34,192,258
Shares issued in connection with
reinvestment of distributions	3,392,990	44,583,894	65,716	1,141,486
	4,811,469	67,408,751	2,177,759	35,333,744
Shares repurchased	(3,242,670)	(53,946,918)	(2,688,551)	(41,789,392)
Net increase (decrease)	1,568,799	$13,461,833	(510,792)	$(6,455,648)

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class B	Shares	Amount	Shares	Amount
Shares sold	30,975	$399,949	77,924	$1,088,340
Shares issued in connection with
reinvestment of distributions	88,286	907,575	487	7,159
	119,261	1,307,524	78,411	1,095,499
Shares repurchased	(94,319)	(1,276,102)	(70,005)	(915,306)
Net increase	24,942	$31,422	8,406	$180,193

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class C	Shares	Amount	Shares	Amount
Shares sold	227,197	$3,062,701	384,215	$5,182,322
Shares issued in connection with
reinvestment of distributions	633,875	6,484,542	3,558	52,084
	861,072	9,547,243	387,773	5,234,406
Shares repurchased	(538,265)	(7,159,490)	(342,634)	(4,451,444)
Net increase	322,807	$2,387,753	45,139	$782,962

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class M	Shares	Amount	Shares	Amount
Shares sold	17,823	$283,844	9,073	$138,727
Shares issued in connection with
reinvestment of distributions	40,398	465,390	293	4,637
	58,221	749,234	9,366	143,364
Shares repurchased	(30,603)	(431,388)	(11,147)	(158,705)
Net increase (decrease)	27,618	$317,846	(1,781)	$(15,341)

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class R	Shares	Amount	Shares	Amount
Shares sold	39,236	$619,815	23,247	$350,078
Shares issued in connection with
reinvestment of distributions	21,632	277,757	307	5,257
	60,868	897,572	23,554	355,335
Shares repurchased	(27,216)	(465,956)	(26,257)	(406,765)
Net increase (decrease)	33,652	$431,616	(2,703)	$(51,430)

Small Cap Value Fund 43

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	10,524	$180,497	26,560	$377,441
Shares issued in connection with
reinvestment of distributions	10,164	140,773	243	4,383
	20,688	321,270	26,803	381,824
Shares repurchased	(5,941)	(109,773)	(2,330)	(39,210)
Net increase	14,747	$211,497	24,473	$342,614

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	687,622	$11,647,867	1,946,487	$31,105,849
Shares issued in connection with
reinvestment of distributions	1,049,861	14,530,074	28,198	508,691
	1,737,483	26,177,941	1,974,685	31,614,540
Shares repurchased	(977,795)	(16,886,667)	(565,746)	(9,335,921)
Net increase	759,688	$9,291,274	1,408,939	$22,278,619

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,180,735	$91,186,345	4,688,181	$77,216,313
Shares issued in connection with
reinvestment of distributions	2,774,442	38,287,303	89,697	1,613,646
	7,955,177	129,473,648	4,777,878	78,829,959
Shares repurchased	(10,314,940)	(181,067,320)	(4,295,397)	(68,101,235)
Net increase (decrease)	(2,359,763)	$(51,593,672)	482,481	$10,728,724

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$33,533,970	$296,716,164	$294,366,488	$582,856	$35,883,646
Putnam Short Term
Investment Fund**	30,472,680	519,968,310	526,215,926	398,990	24,225,064
Total Short-term
investments	$64,006,650	$816,684,474	$820,582,414	$981,846	$60,108,710

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

44 Small Cap Value Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$190,000
Written equity option contracts (contract amount)	$230,000
Futures contracts (number of contracts)	1

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$2,378,930	Payables	$1,733,511
Total		$2,378,930		$1,733,511

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$(740,646)	$(492,689)	$(1,233,335)
Total	$(740,646)	$(492,689)	$(1,233,335)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$310,561	$310,561
Total	$310,561	$310,561

Small Cap Value Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	UBS AG	Total
Assets:
Purchased options**#	$—	$—	$898,852	$1,480,078	$—	$—	$2,378,930
Total Assets	$—	$—	$898,852	$1,480,078	$—	$—	$2,378,930
Liabilities:
Written options#	41,993	23,733	703,665	896,076	42,443	25,601	1,733,511
Total Liabilities	$41,993	$23,733	$703,665	$896,076	$42,443	$25,601	$1,733,511
Total Financial and
Derivative	$(41,993)	$(23,733)	$195,187	$584,002	$(42,443)	$(25,601)	$645,419
Net Assets
Total collateral	$(40,873)	$(23,733)	$190,000	$430,000	$(42,443)	$—
received (pledged)†##
Net amount	$(1,120)	$—	$5,187	$154,002	$—	$(25,601)
Controlled collateral
received (including	$—	$—	$190,000	$430,000	$—	$—	$620,000
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$(40,873)	$(39,876)	$—	$—	$(142,601)	$—	$(223,350)
commitments)**

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $81,882,803 as a capital gain dividend with respect to the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 6.93% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 8.01%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $82,140 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Small Cap Value Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

48 Small Cap Value Fund

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler
Born 1949, Trustee since 2006 and Vice Chair since 2016
Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh
Born 1952, Trustee since 2017
Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2018, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Value Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

50 Small Cap Value Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

Small Cap Value Fund 51

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Small Cap Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN069 310281 4/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2018	$49,702	$ —	$4,675	$ —
February 28, 2017	$40,862	$ —	$4,550	$ —

For the fiscal years ended ended February 28, 2018 and February 28, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,675 and $4,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2018	$ —	$ —	$ —	$ —
February 28, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018